NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

SUPPLEMENT DATED OCTOBER 25, 2001

TO PROSPECTUS DATED October 1, 2001

The Board of Directors (the "Board") of the North American Funds Variable Product Series I ("NAFV I") took the actions described below at a meeting held on October 22-23, 2001.

  The Board approved changing the name of NAFV I to "VALIC Company I" effective January 1, 2002. The Board also approved the following name changes for the following Funds to be effective January 1, 2002:

FROM: NAFVPS I Funds	TO: VALIC Company I
North American-AG International Equities Fund	International Equities Fund
North American-AG Stock Index Fund	Stock Index Fund
North American-AG MidCap Index Fund	Mid Cap Index Fund
North American-AG1 Money Market Fund	Money Market I Fund

  With respect to the North American - AG 1 Money Market Fund (the "Money Market I Fund"), the Board also approved a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to become effective on or about January 1, 2002, subject to shareholder approval. SAAMCo is a wholly-owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The sub-advisory fees payable to SAAMCo will be borne by VALIC and not the Money Market I Fund, and will not result in increased costs to shareholders of the Money Market I Fund. The new sub-advisory agreement with SAAMCo will be submitted for approval by shareholders of the Money Market I Fund at the Shareholders' Meeting to be held in mid to late December 2001.

  With respect to the following three (3) funds (the "Series Funds") of NAFV I, the Board approved a new investment sub-advisory agreement between VALIC and AIG Global Investment Corp. ("AIGGIC") to take effect on or about January 1, 2002, subject to shareholder approval:

  International Equities Fund

  Mid Cap Index Fund

  Stock Index Fund

  AIGGIC is an indirect wholly-owned subsidiary of AIG and is an affiliate of VALIC. The sub-advisory fees payable to AIGGIC will be borne by VALIC and not the respective Series Funds, and will not result in increased costs to shareholders of the Series Funds. The new sub-advisory agreement with AIGGIC will be submitted for approval by shareholders at the Shareholders' Meeting to be held in mid to late December 2001.

  With respect to all of the Funds of NAFV I, the Board approved the amendment of fundamental investment restrictions generally to: (a) delete restrictions that are no longer required to be fundamental due to changes in federal laws or which otherwise need not be fundamental under the Investment Company Act of 1940 (the "1940 Act"); and (b) to standardize the language of those restrictions that are still required to be fundamental under the 1940 Act. These changes will not in any way alter the manner in which the Funds are managed; they are intended only to add flexibility as allowed under the law. The shareholders will be asked to approve these changes at the Shareholders' Meeting to be held in mid to late December 2001.